Exhibit 99.1
PB Bankshares, Inc December 31, 2022

2 Disclaimers This presentation does not constitute or form part of any offer or invitation to purchase any securities of PB BANKSHARES, INC in whole or in part. This presentation has been prepared by Presence Bank solely for informational purposes to assist interested parties in making their own evaluation of Presence Bank. It does not purport to contain all the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of PB BANKSHARES, INC and the data set forth in this presentation and other information provided by or on behalf of Presence Bank is not providing you with any legal, business, tax or other advice regarding an investment in the securities. You should consult with your own advisors as needed to assist you in making your investment decision. Any securities of PB BANKSHARES, INC are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the FDIC or any other federal or state government agency. This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Presence Bank’s industry, management’s beliefs and certain assumptions made by management, many of which are by their nature inherently uncertain and beyond Presence Bank’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although Presence Bank believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

3 Disclaimers (continued) You should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that Presence Bank faces, including, but not limited to (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) the adverse impact on the U.S. economy, including the markets in which we operate, of COVID-19; (v) changes in interest rates and inflation; (vi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii) changes in the quality or composition of our loan and investment portfolios; (viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) continued relationships with major customers; (xii) deposit attrition; (xiii) rapidly changing technology; (xiv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xv) changes in the cost of funds, demand for loan products or demand for financial services; (xvi)severe weather, acts of terrorism, an outbreak of hostilities or other geopolitical events, or the anticipation of such events; (xvii) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices; and (xvii) our success at managing the foregoing items. Except as otherwise indicated, this presentation speaks only as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Presence Bank after the date hereof. This presentation does not purport to contain all the information that may be required to evaluate the securities, and you should conduct and rely upon your own independent analysis of PB BANKSHARES, INC and the data contained or referred to herein.

Bank's History

1919 | 1926 | 1977 | 2019 | 2021 | 2022

1919 ~ Presence Bank begins as the "Industrial Building and Loan Association" in Coatesville, PA. Founded by 15 individuals with approximately $200.

1926 ~ The association merges with Steel City Building and Loan and goes on to survive the 1929 stock market crash and the Great Depression.

1977 ~ After more than a half-century of successful operation in the Coatesville area, the bank opened its first branch office in New Holland, Lancaster County.

2019 ~ New management team establishes the bank's new name and strategic direction.

2021 ~ Presence Bank (PB Bankshares, Inc. "PBBK") successfully demutualized from a thrift to now becoming a full-service business lending bank. The stock offering enhanced our existing capital-base adding over $27 million.

2022 ~ Presence Bank received a **Bauer 5-Star rating** and was selected as one of the **Best Places to work in Pennsylvania.**

OUR BANK IS RATED 5-STARS BY BAUER
www.bauerfinancial.com
AWARDED JANUARY 2023

4

5 Executive Management Team 90+ Combined Years of In-Market Experience

6 Where We Compete • 10-county market throughout Central Pennsylvania. • Opened our Harrisburg and Elizabethtown loan production offices in 2021. • Added new board member, Jane Tompkins with bank examiner and Chief Credit Officer experience. • Added new board member, Bony Dawood, CEO of Dawood Engineering Inc., with a background leading his engineering company in 5 states with international operations.

7 Business Model It’s simple – we strive to provide white-glove customer service; delivering a memorable experience to locally owned and operated businesses, non-profit, and municipal customers. • We will not be everything to everyone. • We will seek to both deepen and broaden relationships while maintaining a narrowly focused delivery. • We want to attract relationships that value long term and meaningful results. We must earn the customer’s business every day, with a smile and passion like no other. Customer Types Locally Owned and Operated Businesses • Family-owned businesses • Manufacturing • Accounting firms • Medical / Dental practices • Attorneys Not-for-Profit Organizations • Charity Organizations (501-c3) • Trade Associations (501-c6) Municipalities • School Districts • Counties, Townships, & Boroughs

New Management Team – Accomplishments 8 • New branding and products including implementation of cash management services. • Implemented new health care and 401-K providers; better serving our Associates’ needs. • Enhanced oversight and focus on Diversity, Equity & Inclusion. • White-Glove high touch customer service - “We come to you” $216,885 $275,324 $314,929 $386,297 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 2019 2020 2021 2022 Total Assets (000)s At December 31 (dollars in thousands).

New Management Team Accomplishments 9 • Revamped credit underwriting process – more robust with life of loan system, creating streamlined and efficient process. • Recognizing Environmental, Social, and Governance issues with credit writeups with ongoing assessment with our bank’s operations. • Top 50 borrowers - 96% new to the bank in last 3 years. • Top 50 deposit customers – 90% new to the bank in last 3 years. $173,057 $188,899 $252,341 $304,847 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2019 2020 2021 2022 (000)s Total Loan Growth ( g r o s s o f a llo w a n c e ) CAGR = 20.8% $168,039 $231,416 $251,130 $289,495 $100,000 $150,000 $200,000 $250,000 $300,000 2019 2020 2021 2022 (000)s Total Deposit Growth CAGR = 19.9% At December 31 (dollars in thousands).

Loan Composition 10 Management is monitoring the commercial real estate portfolio and concentration, assessing its associated risks. As part of this initiative, management is performing routine stress testing. At December 31 (dollars in thousands). $137,120 , 45% $60,578 , 20% $73,430 , 24% $33,719 , 11% 2022 - Loan Composition $305 million Commercial Real Estate (CRE) Commercial and Industrial (including Owner Occupied CRE) Residential Real Estate Other $103,778 41% $43,267 17% $79,400 32% $25,896 , 10% 2021 - Loan Composition $252 million Commercial Real Estate (CRE) Commercial and Industrial (including Owner Occupied CRE) Residential Real Estate Other

Results: 2019-2022 11 $952 $(555) $955 $2,645 $(1,000) $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2019 2020 2021 2022* (000)s Pre-Tax Income (Loss) $5,422 $6,715 $8,748 $11,037 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2019 2020 2021 2022 Total Assets per Full Time Equivalent Employees (000)s 1.75% 1.49% 0.66% 0.34% 0.00% 0.50% 1.00% 1.50% 2.00% 2019 2020 2021 2022 Nonaccrual Loans/Loans $1,839 $2,854 $3,145 $3,992 $1,000 $2,000 $3,000 $4,000 $5,000 2019 2020 2021 2022 Allowance for Loan Losses (000)s At December 31 (dollars in thousands). * The year ended December 31, 2022 includes a pre-tax gain on sale of land and building of $821,000.

Performance Ratios (as of and for the three months ended) 12

Performance Ratios (as of and for the three months ended) 13 Although, the accumulated other comprehensive loss was $1.9 million at December 31, 2022, the remaining weighted average life of our debt securities available for sale portfolio is 1.39 years at December 31, 2022. Dollars in thousands, except per share data.

Growing Our Greater Purpose 14 The bank’s goal is to support three (3) children’s wishes per year, one child in each of our regions. TOTAL Amount Raised to Date: $23,449

Wrap Up & Contact Info 15 THANK YOU Janak Amin President & CEO jamin@presencebank.com Direct (813) 659-6252 Presence Bank PB Bankshares, Inc [PBBK] Nasdaq 185 East Lincoln Highway Coatesville, PA 19320